EXHIBIT 10.27

THE SHIRE PORTFOLIO SHARE PLAN

________________________________________

Directors’ approval: 7 April 2008
Shareholders’ approval: 10 April 2008
Expiry date: 28 October 2015
________________________________________

SLAUGHTER AND MAY
One Bunhill Row
London
EC1Y 8YY
(JZF)

502222273

As amended to 27 April 2010

The Shire Portfolio Share Plan

PLAN SUMMARY

The Shire Portfolio Share Plan has been set up to encourage the holding of shares in Shire plc (the “Company”) by or for the benefit of bona fide employees and former employees of the Company and its subsidiaries.

The Plan is intended to align the interests of selected employees of the Company with long term shareholder value creation. Participation in the Plan is discretionary. Under the Plan, eligible employees may be granted awards in respect of shares in the Company. Awards granted to executive directors will be subject to a performance target which must, in normal circumstances, be met before the award vests. Performance targets will normally be measured over a period of not less than three years. Special rules apply in the event of the participant’s employment terminating early or on a change of control of the Company.

The Plan is split into two separate parts, which can be operated separately.

Under Part A of the Plan, SAR Awards can be granted. A SAR Award is the right to receive shares in the Company linked to the increase in value of a specified number of shares over a period between one and seven years from the date of grant and, in the case of executive directors, subject to the satisfaction of performance targets. SAR Awards granted to executive directors and individuals who hold the position of Executive Vice-President will normally vest three years after the date of grant, subject to the satisfaction of performance targets in the case of executive directors. SAR Awards granted to individuals who are not executive directors of the Company and who do not hold the position of Executive Vice-President of the Company will normally vest in tranches on such dates, as the Committee may determine with the first vesting not being earlier than the first anniversary of the Date of Grant. SAR Awards can be exercised up until the seventh anniversary of the date of grant.

Under Part B of the Plan, PSA Awards can be granted. A PSA Award is the right to receive a specified number of shares between one and three years from the date of grant. In the case of executive directors, performance targets must be satisfied before a PSA Award vests. PSA Awards granted to executive directors and individuals who hold the position of Executive Vice-President will normally vest three years after the date of grant, subject to the satisfaction of performance targets in the case of executive directors. PSA Awards granted to individuals who are not executive directors of the Company and who do not hold the position of Executive Vice-President of the Company will normally vest in tranches on such dates, as the Committee may determine with the first vesting not being earlier than the first anniversary of the Date of Grant. Upon vesting of the PSA Award, shares will be released to the participant automatically without any action on the part of the participant.

It is the Company’s intention for awards granted under the Plan to be comprised of either or both a SAR Award and a PSA Award.

This summary of the Plan does not form part of the rules of the Plan which apply in the event of any inconsistency.

THE RULES OF THE SHIRE PORTFOLIO SHARE PLAN

CONTENTS

	6.1	Exercise of SAR Awards	9
	6.2	Share Dealing Code	10
	6.3	Issue or Transfer of Shares on exercise of a Vested SAR Award	10

7.	RESTRICTIONS UPON VESTING		11
	7.1	General	11
	7.2	Lapsing of SAR Awards	11
	7.3	Cessation of employment - general	11
	7.4	Cessation of employment - Vested SAR Awards	12
	7.5	Cessation of employment – Unvested SAR Awards	12
	7.6	Death of a Participant	13

8.	LAPSE OF SAR AWARDS		13

9.	CHANGE IN CONTROL AND LIQUIDATION		14
	9.1	General Offer	14
	9.2	Part 18 Companies (Jersey) Law 1991	14
	9.3	Article 125 Companies (Jersey) Law 1991	14
	9.4	Winding-up	14
	9.5	Vesting of SAR Awards	14
	9.6	Exchange of SAR Awards	15
	9.7	Overriding Provision	16

10.	NON-TRANSFERABILITY OF SAR AWARDS		17

11.	LOSS OF OFFICE		17

12.	VARIATION OF CAPITAL		17
	12.1	General	17
	12.2	Adjustment of SAR Awards	18

	12.3	Notification of adjustment	18

13.	GENERAL		18
	13.1	Administration	18
	13.2	Costs and expenses	18
	13.3	Power of amendment	18
	13.4	Sub plans	19
	13.5	Termination	19

14.	PLAN LIMITS		19
	14.1	General	19
	14.2	Meaning of terms used in Rule 14	20
	14.3	10% in 10 years for all schemes	20
	14.4	5% in 10 years for discretionary schemes	21
	14.5	Life of Plan	21

15.	NOTICES		21
	15.1	To Eligible Employees and Participants	21
	15.2	To the Company	22
	15.3	To the Trustee	22

SCHEDULE - PERFORMANCE TARGET			23

PART B – PERFORMANCE SHARE AWARDS

1.	INTERPRETATION AND CONSTRUCTION		24
	1.1	Definitions	24
	1.2	Meaning of ceasing to be employed within the Group	27
	1.3	Construction	27
	1.4	Governing law	28
	1.5	Administration	28
	1.6	Disputes	28

2.	ELIGIBILITY		28

3.	GRANT OF PSA AWARDS		28
	3.1	Operation of Part B of the Plan	28
	3.2	Grant of PSA Awards	29
	3.3	Shares or ADSs comprised in a PSA Award	29
	3.4	Adjustment of Performance Targets	30
	3.5	Adjustment for dividends	30
	3.6	Deed of grant for PSA Awards	31

4.	INDIVIDUAL LIMIT		31

5.	VESTING OF PSA AWARDS		31
	5.1	General	31
	5.2	Vesting of Awards	31
	5.3	Notification to Participant	32
	5.4	Share Dealing Code	32

6.	RESTRICTIONS UPON VESTING		32
	6.1	General	32

	6.2	Lapsing of PSA Awards	32
	6.3	Cessation of employment - general	33
	6.4	Cessation of employment – Unvested PSA Awards	33
	6.5	Death of a Participant	34

7.	LAPSE OF PSA AWARDS		34

8.	CHANGE IN CONTROL AND LIQUIDATION		34
	8.1	General Offer	34
	8.2	Part 18 Companies (Jersey) Law 1991	35
	8.3	Article 125 Companies (Jersey) Law 1991	35
	8.4	Winding-up	35
	8.5	Vesting of PSA Awards	35
	8.6	Exchange of PSA Awards	36
	8.7	Overriding Provision	37

9.	PROCEDURE ON VESTING		37
	9.1	Issue or Transfer of Shares	37
	9.2	Withholding obligations	38
	9.3	Provision of Shares	38

10.	NON-TRANSFERABILITY OF PSA AWARDS		39

11.	LOSS OF OFFICE		39

12.	VARIATION OF CAPITAL		40
	12.1	General	40
	12.2	Adjustment of Awards	40
	12.3	Notification of adjustment	40

13.	GENERAL		40

	13.1	Administration	40
	13.2	Costs and expenses	40
	13.3	Power of amendment	40
	13.4	Sub plans	41
	13.5	Termination	41

14.	PLAN LIMITS		41
	14.1	General	41
	14.2	Meaning of terms used in Rule 14	42
	14.3	10% in 10 years for all schemes	42
	14.4	5% in 10 years for discretionary schemes	43
	14.5	Life of Plan	43

15.	NOTICES		43
	15.1	To Eligible Employees and Participants	43
	15.2	To the Company	44
	15.3	To the Trustee	44

SCHEDULE - PERFORMANCE TARGET			45

APPENDIX A - AWARDS TO CANADIAN PARTICIPANTS			46

PART A – STOCK-SETTLED STOCK APPRECIATION RIGHTS AWARDS

1.	INTERPRETATION AND CONSTRUCTION

1.1	Definitions

In this Part A of the Plan, the following definitions apply:

(A)	“ADS” means an American Depositary Share representing Shares.

(B)
“Associated Company” means, in relation to the Company (i) any company which has Control of the Company; and (ii) any company which is under the Control of the Company or any company referred to in (i)

(C)	The “Auditors” are the auditors for the time being of the Company or in the event of there being joint auditors, such one of them as the Board shall select.

(D)	The “Board” means the board of directors of the Company.

(E)	“Cause” means any reason which justifies a Participant's summary dismissal.

(F)	The “Committee” means the Remuneration Committee of the Board or such other committee or committees of the Board as may be appointed from time to time.

(G)	The “Company” is Shire plc registered in Jersey under No. 99854.

(H)	“Conditions” has the meaning given in Rule 3.2(A) of Part A.

(I)	“Control” has the meaning given to it by section 840 of the Income and Corporation Taxes Act 1988.

(J)	The “Date of Grant” of a SAR Award is the date on which it is granted.

(K)	A “Dealing Day” is a day on which the London Stock Exchange is open for the transaction of business.

(L)	“Eligible Employee” is any employee or salaried director of a member of the Group.

(M)
“Exercise Period” means the period which starts on the Vesting Date and ends on the 7th anniversary of the Date of Grant, unless the Committee sets a different period at the Date of Grant. The different period may not begin earlier than the Vesting Date nor end later than the 10th anniversary of the Date of Grant.

(N)	“Exercise Price” means either:

(a)	the average Market Value of a Share or ADS subject to the SAR Award calculated over three business days up to and including the Date of Grant; or

(b)	such other price as is set by the Committee at the Date of Grant but not being less than the Market Value of a Share or ADS, as the case may be, at the Date of Grant.

(O)	A “Financial Year” means the period beginning with the first day of the Company’s accounting reference period and ending with the last day of that period.

(P)	“Grantor” means the Company where a SAR Award is, or is to be, granted by the Company and the Trustee where a SAR Award is, or is to be, granted by the Trustee.

(Q)	“Grant Period” means any of the following:

(i)	the period of 42 days commencing on the day on which the Plan is adopted by the Company;

(ii)	the period of 42 days commencing on the day after that on which the Company makes an announcement of its results for the last preceding Financial Year, half-year or other period;

(iii)	when, or shortly after, an Eligible Employee first becomes employed by a member of the Group;

(iv)	when, or shortly after, an Eligible Employee is promoted to a position which qualifies him to receive a SAR Award or an increased level of SAR Award;

(v)	any other time where, in the discretion of the Committee, exceptional circumstances exist which justify the grant of SAR Awards.

(R)	The “Group” means the Company and its Subsidiaries and “member of the Group” is to be construed accordingly.

(S)
The “London Stock Exchange” means the London Stock Exchange plc or any recognised investment exchange for the purposes of the Financial Services and Markets Act 2000 which may take over the function of the London Stock Exchange plc.

(T)
The “Market Value” of a Share on any date is the closing mid-market price at which transactions in shares take place on the London Stock Exchange on that date and the Market Value of an ADS on any date is the closing mid-market price at which transactions in ADSs take place on the NASDAQ on that date.

(U)	“Part A” means Part A of the Plan under which SAR Awards can be granted (together with any applicable Schedule or Appendix).

(V)	A “Participant” is the holder of a SAR Award or, where the context admits or requires, his personal representatives.

(W)	The “Performance Period” in respect of a SAR Award is a period set by the Committee at or prior to grant of a SAR Award.

(X)	“Performance Target” means the measure of the financial or other performance of the Company applied in relation to any SAR Award in accordance with Rule 3.2(A) of Part A.

(Y)	“Permitted Reason” in relation to a Participant:

(i)	his Retirement;

(ii)	his ill-health, injury or disability;

(iii)	his redundancy, within the meaning of the Employment Right Act 1996 or his job elimination due to restructuring or a significant diminution of duties;

(iv)	the company by which the Participant is employed ceasing to be a member of the Group; or

(v)	the business, or part of the business, in which the Participant works being transferred or sold to a person which is not a member of the Group.

(Z)	The “Plan” means Parts A and B of this plan (and including the Schedules and any Appendices to the Rules) as from time to time amended.

(AA)	“Retirement” means

(i)
for SAR Awards granted on or before 17th February 2010 only, retirement on or after the Participant’s normal retirement date as specified in his contract of employment (or if there is no such date, his 65th birthday); or

(ii)	for any SAR Awards, his retirement from employment with the consent of the Company.

(BB)	The “Rules” means the rules of this Plan.

(CC)	“SAR Award” is a right to acquire Shares or ADSs granted in accordance with Part A of the Rules.

(DD)	“Service Factor” means the fraction of which:

(i)
the numerator is the number of complete weeks in the relevant period (defined below) during which the Participant was employed (or would have been employed had he remained in employment throughout his notice period) within the Group (in any case where Rule 7 of Part A applies) or prior to the relevant date (in any case where Rule 9 of Part A applies); and

(ii)	the denominator is the total number of complete weeks in the relevant period;

and for these purposes, the relevant period is, as the Committee may decide, either the Performance Period or the period which starts with the Date of Grant and ends with the end of the Performance Period, but ignoring any provision in the Rules which deems the Performance Period to have ended earlier than it would otherwise have done but for those Rules. Where there is no Performance Period, the relevant period shall be the period which starts with the Date of Grant and ends with the Vesting Date, ignoring any provision in the Rules which deems the Vesting Date to have taken place earlier than it would have under Rule 5.2.

(EE)	“Shares” means fully-paid ordinary shares in the capital of the Company.

(FF)	“Subsidiary” has the meaning given to it by section 1159 of the Companies Act 2006.

(GG)	The “Trust” means any trust for the benefit of, inter alia, employees of the Group from time to time designated by the Committee.

(HH)	The “Trustee” means the trustee or trustees for the time being of the Trust or, if there is more than one, the trustee or trustees of the Trust nominated by the Committee.

(II)
“UK Listing Authority” means the Financial Services Authority acting in its capacity as the competent authority for the purposes of Part 6 of the Financial Services and Markets Act 2000 or such other person as is from time to time appointed to be the competent authority for the purposes of that Act.

(JJ)	“Unvested SAR Award” means any SAR Award or (as the case may be) that part of a SAR Award which is not a Vested SAR Award.

(KK)	“Vesting Date” means in relation to any SAR Award, the date (or dates) on which such SAR Award vests in accordance with Rule 5.2 or otherwise in accordance with Part A of the Rules.

(LL)
“Vested SAR Award” means, subject to the Rules, a SAR Award, or (as the case may be) that part of a SAR Award which has vested in accordance with Rule 5.2 or otherwise in accordance with Part A of the Rules.

1.2	Meaning of ceasing to be employed within the Group

(A)
For the purposes of Part A of the Rules, but subject to (B), a Participant is to be treated as ceasing to be employed within the Group when he is no longer employed by any company which is a member of the Group. For the avoidance of doubt, a Participant will cease to be employed by a member of the Group if the company by which he is employed ceases to be a member of the Group.

(B)	If a Participant is away from work:

(i)	in circumstances where he has a contractual or statutory right to return to work at the end of the period of leave; or

(ii)	because of a period of leave approved by the Committee for this purpose,

that Participant will be treated for the purposes of Part A of the Rules as continuing to be employed within the Group (whether or not he is) unless and until the Committee is satisfied that there is no longer any reasonable expectation that the Participant will return to work.

1.3	Construction

(A)	Where the context so admits, any reference in Part A of the Plan to the singular includes the plural and vice versa.

(B)	Where the context so admits, any reference in Part A of the Plan to the masculine includes the feminine.

(C)
Any reference in Part A of the Plan to any enactment is, unless otherwise stated, to the relevant United Kingdom legislation and includes a reference to that enactment as from time to time modified, extended or re-enacted.

(D)	The headings to the Rules are for reference purposes only and shall not affect the meaning or construction of the Rules.

1.4	Governing law

Part A of the Plan and any SAR Award granted under it is governed by, and is to be construed in accordance with, English law.

1.5	Administration

Unless the Rules say otherwise, the Committee will administer Part A of the Plan.

1.6	Disputes

The Committee’s decision on the construction of Part A of the Rules and on any disputes arising under Part A of the Plan is final and binding on all persons.

2.	ELIGIBILITY

2.1	The persons who are eligible to receive SAR Awards are such Eligible Employees as are selected by the Committee, in its discretion, to participate in the Plan.

3.	GRANT OF SAR AWARDS

3.1	Operation of Part A of the Plan

(A)	The Committee shall decide whether or not to operate Part A of the Plan on any occasion and whether SAR Awards should be made by the Company or by the Trustee.

(B)	A SAR Award must be granted during the Grant Period.

(C)	The Committee must ensure that the limits in Rule 4 and Rule 14 are not exceeded.

(D)
The Committee shall ensure that Part A of the Plan is not operated at any time, or in any circumstances, when to do so would contravene the provisions of the Criminal Justice Act 1993, the Company’s securities dealing code, the Listing Rules of the UK Listing Authority or any other applicable laws or regulations.

(E)	No SAR Award shall be granted after 28 October 2015.

(F)	SAR Awards granted under Part A of the Plan will not be pensionable.

3.2	Grant of SAR Awards

(A)
The Committee shall have absolute discretion to determine whether conditions shall apply before a SAR Award may vest. Where the Committee determines that conditions shall apply, those conditions shall include:

(i)	a measure or measures of the financial or other performance of the Group (the “Performance Target”); and

(ii)	such additional conditions (if any) as the Committee may determine,

(together the “Conditions”).

Details of the Conditions as initially adopted are set out in the schedule to Part A of these Rules and the Conditions set out in this schedule shall apply where the Committee does not specify any alternative Conditions.

(B)
If SAR Awards are to be granted by the Company and the Committee determines that Conditions should apply to such SAR Award, the Company will grant a SAR Award to each relevant Eligible Employee on such Conditions.

(C)	If SAR Awards are to be granted by the Trustee, the Committee must notify the Trustee of:

(i)	the Eligible Employees whom it recommends be granted SAR Awards; and

(ii)	the Conditions which the Committee recommends should be attached to SAR Awards and the applicable Performance Period (where applicable),

and, if the Trustee agrees to Part A of the Plan being operated in relation to that period and those individuals, the Trustee will grant a SAR Award to each such Eligible Employee on such terms.

(D)	Appendices to the Plan may set out special terms applying to Eligible Employees or Participants in any jurisdiction.

(E)	Each Eligible Employee who receives a SAR Award will be given written notice of the SAR Award and of any Conditions applying to that Award.

3.3	Shares or ADSs comprised in a SAR Award

Participants shall be notified as to whether the SAR Awards they receive are to be in respect of Shares or ADSs.

3.4	Adjustment of Performance Targets

(A)	In the circumstances mentioned in Rule 3.4(E), the Committee may change or waive the Performance Target and/or the additional Conditions (if any) imposed under Rule 3.2(A).

(B)
The power to change includes both the power to adjust and also the power to impose a replacement Performance Target and/or replacement additional Conditions and to amend the companies in any comparator group.

(C)
The Committee's power is, however, restricted in that the change must not have the effect of making the Performance Target or the additional Conditions either materially easier or materially more difficult to achieve, in the opinion of the Committee, than it was or they were immediately before the circumstance in question.

(D)
Where the Committee exercises its power to waive the Performance Target or the additional Conditions, the Committee is not required to impose a replacement Performance Target and/or replacement additional Conditions.

(E)	The circumstances are:

(i)	any variation of the Company’s capital,

(ii)	such circumstances as were specified when the SAR Award was granted, and

(iii)
any event or events as a result of which the Committee considers it fair and reasonable to change or waive the Performance Target and/or the additional Conditions or to amend the companies in any comparator group.

(F)	In any case where the Grantor is the Trustee, the Committee must tell the Trustee before setting or changing or waiving the Performance Target or other Conditions.

3.5	Deed of grant for SAR Awards

There shall be no consideration for the grant of a SAR Award. On the Date of Grant, the Grantor must execute a deed of grant in favour of each recipient of a SAR Award. The deed of grant may be in favour of more than one recipient. If so, it will be retained by the Grantor but the Grantor must make it (or the relevant part of it) available for inspection by each recipient. As soon as practicable after the Date of Grant, the Company must procure that each recipient is given written details of his SAR Award. The deed of grant and the written details given to each recipient must state the full terms of the Performance Target (if any) and any other Conditions applicable to the SAR Award.

4.	INDIVIDUAL LIMIT

(A)
Except in circumstances determined by the Committee to be exceptional, each SAR Award must be limited and must therefore take effect, so that the total Market Value of the Shares, or ADSs as the case may be, under a SAR Award, in respect of each Participant does not exceed six times the individual’s pay (see (B)) annually.

(B)	The pay of a Participant on any date is the annual rate of his basic pay (excluding bonuses, commissions and benefits in kind) from all members of the Group on that date.

5.	VESTING OF SAR AWARDS

5.1	General

The number of Shares or ADSs in respect of which a SAR Award vests is to be determined by the Committee (with the consent of the Trustee, if the Trustee is the Grantor) in accordance with the following provisions of this Rule 5.

5.2	Vesting of SAR Awards

(A)	Subject to Rules 5.2(B) and (C), SAR Awards will vest on the:

(i)	third anniversary of the Date of Grant in the case of Participants who hold SAR Awards which are not subject to a Performance Target and/or Conditions; and

(ii)
third anniversary of the Date of Grant if the Committee determines that the Performance Target and any other Conditions imposed under Rule 3.2(A) have been satisfied and that, in the opinion of the Committee, the underlying performance of the Company is sufficient to justify the vesting of a SAR Award in the case of Participants who hold SAR Awards which are subject to a Performance Target and/or Conditions, unless they have previously lapsed in accordance with the Rules of Part A of the Plan. In the case of SAR Awards which are subject to a Performance Target and/or Conditions, if the Performance Target or any other Conditions are not met or if the Committee determines that the underlying performance of the Company is not sufficient to justify vesting, the SAR Awards will lapse.

(B)
If the Committee so determines on or prior to the Date of Grant, SAR Awards for individuals who are not directors of the Company and who do not hold the position of Executive Vice-President of the Company may vest on such other date, or may vest in tranches on such other dates, as the Committee may determine provided that the first vesting may not be earlier than the first anniversary of the Date of Grant. Where a SAR Award vests in tranches on more than one date, the Committee shall determine the proportion of the SAR Award which vests on each such date.

(C)	If the Participant’s SAR Award does not vest, or does not vest in full, on the specified date then the SAR Award or, as the case may be, the unvested portion of it, shall lapse.

5.3	Notification to Participant

The Committee shall notify Participants as soon as reasonably practicable following vesting of the percentage (if any) of a SAR Award which has vested.

6.	EXERCISE OF SAR AWARDS AND RELEASE OF SHARES

6.1	Exercise of SAR Awards

(A)
The Participant may exercise his Vested SAR Award during the Exercise Period or at such other times as the Rules permit. Where a SAR Award is exercisable, it may be exercised in whole or in part from time to time.

(B)
To exercise a SAR Award, a Participant must give notice to the Company or such other person as the Committee may direct. As soon as reasonably practicable after receipt of the notice, the Company must tell the Trustee if the Trustee is the Grantor. The notice of exercise must be in such form, and be accompanied by such other documents, as the Committee may decide.

(C)	Unless the Company and the Participant agree a later date, the date of exercise of a Vested SAR Award will be the earlier of:

(i)	the second Dealing Day after the date on which the notice of exercise, complete in all material respects, is received by the Company (or by such other person as the Committee may have directed); and

(ii)
the date on which the Committee approves the exercise of the SAR Award, the notice of exercise, complete in all respects, having been received by the Company (or by such other person as the Committee may have directed).

6.2	Share Dealing Code

(A)
At any time when the buying or selling of securities by a director or employee of the Company would breach the Company’s code of practice on dealings in shares and other securities, a Participant may not exercise a Vested SAR Award.

(B)	The restriction in (A) applies even if the Participant is not at that time forbidden by the code from buying or selling securities. The restriction does not, however, apply if permission is given:

(i)	in the case of a Participant who is bound by that code in accordance with the procedures laid down in the code; or

(ii)	in the case of any other Participant, by such person as the Committee may nominate for this purpose.

6.3	Issue or Transfer of Shares on exercise of a Vested SAR Award

(A)	Subject to (B) below, within 30 days of the date of exercise of a Vested SAR Award the Company shall:

(i)	issue, re-issue from treasury, or procure the transfer of; or

(ii)	(where the SAR Award was granted by the Trustee), the Trustee will transfer,

to the Participant (or at the Participant’s direction) a number (N) of Shares (or ADSs) calculated according to the following formula:

N = (MV – EP) X C
MV

where MV is the Market Value of a Share (or as the case may be, an ADS) on such date as the Committee may select falling within a period of 30 days starting with the date on which the Vested SAR Award is exercised;

EP is the Exercise Price; and

C is the number of Vested Shares (or ADSs) in respect of which the SAR Award is exercised.

(B)	The obligation under (A) is subject to:

(i)
any necessary consents or approvals as may be required by any competent authority having first been obtained and, in the case of ADSs, to the provisions of the deposit arrangement between the Company and the depositary bank for the Company’s ADS programme;

(ii)
if the Trustee is unable to transfer Shares or ADSs to the Participants whether due to it holding insufficient Shares or ADSs or other assets to enable it to meet such SAR Award or otherwise; or any such transfer would be unlawful in any relevant jurisdiction; or in making such a transfer the Trustee would be in breach of its duties under the Trust, the obligations of the Trustee under the Plan and the SAR Award shall lapse.

(C)
If the obligations of the Trustee lapse under (B), the Company shall procure that any Shares or ADSs not so transferred by the Trustee to which the Participant is entitled under the Rules (ignoring Rule 6.3(B)) are issued by the Company or are transferred to the relevant Participant, either by the Trustee or by some other person, as soon as reasonably practicable.

(D)
Where a Participant is liable to tax, duties or other amounts on the exercise of a Vested SAR Award and the Participant’s employer or former employer is liable to make a payment to the appropriate authorities on account of that liability:

(i)
on the exercise of a Vested SAR Award the Company or the Trustee will sell on behalf of the Participant sufficient Shares or ADSs issued or transferred to the Participant so that the net proceeds of sale equal the minimum payment which the employer or former employer is required to pay to the appropriate authorities on behalf of the Participant. Where such Shares or ADSs are sold by the Trustee, the Trustee will account to the employer or former employer for the net proceeds of sale. The Company will procure that an amount equal to those net proceeds is remitted to the appropriate authorities on behalf of the Participant;

(ii)
where it is not possible for the Company or the Trustee to act in the way described in (i) above, or where the Participant so elects, the Participant must make alternative arrangements for the payment of the amount due to the appropriate authorities on the exercise of a Vested SAR Award to the satisfaction of the Participant’s employer or former employer.

7.	RESTRICTIONS UPON VESTING

7.1	General

This Rule 7 overrides the other Rules in this Part A.

7.2	Lapsing of SAR Awards

If a SAR Award lapses under any Rule, it will lapse for all purposes and will not vest.

7.3	Cessation of employment - general

(A)	Unless any of the following provisions apply, if a Participant’s employment within the Group ends for any reason whatsoever, his SAR Award will lapse on the date on which his employment ends unless the Committee determines otherwise, in its absolute discretion.

(B)	If all of the following conditions are satisfied:

(i)	a Participant ceases to be employed within the Group;

(ii)	but for this Rule, his SAR Award would lapse (in whole or in part) on his employment ending; and

(iii)	under the laws of the country in which the Participant works or lives or to which he is subject, such lapsing is unlawful or may render the Participant’s employer liable to some disadvantage,

the Committee may take such action as it considers appropriate (to the minimum extent necessary to comply with those laws or to ensure that the employer is not liable to that disadvantage) including (without limitation) deciding that the SAR Award will become a Vested SAR Award.

7.4	Cessation of employment - Vested SAR Awards

(A)	This Rule applies if a Participant's employment within the Group ends at a time when he holds a Vested SAR Award and his employment ends for a reason other than Cause or death.

(B)
In these circumstances, the Participant may exercise his Vested SAR Award in accordance with Rule 6.1 during the period of 12 months starting with the date of cessation of employment or such shorter period as the Committee may decide.

7.5	Cessation of employment – Unvested SAR Awards

(A)	This Rule applies if a Participant’s employment within the Group ends at a time when he holds an Unvested SAR Award and his employment ends:

(i)	for a Permitted Reason; or

(ii)	for any reason other than a Permitted Reason or death and the Committee, in its absolute discretion, decides that this Rule will apply in relation to that SAR Award.

(B)
Subject to (C), the Participant’s SAR Award shall become a Vested SAR Award (if at all) in respect of the number of Shares or ADSs determined in accordance with Rule 5.1 by applying that Rule, as the Committee may decide, either:

(i)	in the case of SAR Awards with a Performance Target and/or Conditions by deeming the Performance Period to have ended on the date on which the

Participant’s employment ends or on some other date before the end of the Performance Period; or

(ii)	in respect of SAR Awards where there is no Performance Target or other Conditions, at the date on which the Participant’s employment ends.

If, and to the extent that a SAR Award does not become a Vested SAR Award, it will lapse.

(C)
The number of Shares or ADSs in respect of which the SAR Award may become a Vested SAR Award will be reduced by the Service Factor, unless the Committee, in its absolute discretion, determines otherwise.

(D)
Where a SAR Award becomes a Vested SAR Award, a Participant may exercise his Vested SAR Award in accordance with Rule 6.1 during the period of 12 months starting on the date of cessation of employment. To the extent that a Vested SAR Award is not exercised during this period, it will lapse.

7.6	Death of a Participant

(A)
If a Participant dies holding an Unvested SAR Award, the SAR Award will become a Vested SAR Award on the date of death and the number of Shares or ADSs in respect of which the SAR Award may become a Vested SAR Award will be reduced by the Service Factor, unless the Committee, in its absolute discretion, determines otherwise.

(B)	In respect of SAR Awards with a Performance Target and/or Conditions, they will cease to apply upon the death of a Participant.

(C)
Where a SAR Award becomes a Vested SAR Award, the personal representative may exercise the Vested SAR Award in accordance with Rule 6.1 during the period of 12 months starting on the date of death. To the extent that a Vested SAR Award is not exercised during this period, it will lapse.

(D)	If, and to the extent, that a SAR Award does not become a Vested SAR Award, it will lapse.

(E)
If a Participant dies holding a Vested SAR Award, the personal representative may exercise the Vested SAR Award in accordance with Rule 6.1 during the period of 12 months starting on the date of death. To the extent that a Vested SAR Award is not exercised during this period, it will lapse.

8.	LAPSE OF SAR AWARDS

SAR Awards shall lapse upon the occurrence of the earliest of the following events:

(i)	the seventh anniversary of the Date of Grant;

(ii)	in accordance with Rule 5;

(iii)	the expiry of any of the periods specified in Rule 7;

(iv)	in accordance with Rule 9.

9.	CHANGE IN CONTROL AND LIQUIDATION

9.1	General Offer

Subject to Rule 9.2, if any person obtains Control of the Company as a result of making either:

(i)
a general offer to acquire the whole of the issued ordinary share capital of the Company (which is made on a condition that if it is satisfied the person making the offer will have Control of the Company); or

(ii)	a general offer to acquire all the shares in the Company which are of the same class as the Shares,

then subject to Rules 9.6 and 9.7, SAR Awards will vest if and to the extent provided in Rule 9.5.

For the purposes of this Rule 9.1, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of it.

9.2	Part 18 Companies (Jersey) Law 1991

If any person becomes bound or entitled to acquire Shares in the Company under Part 18 of the Companies (Jersey) Law 1991 then, subject to Rules 9.6 and 9.7, SAR Awards will vest if and to the extent provided in Rule 9.5.

9.3	Article 125 Companies (Jersey) Law 1991

If under Article 125 of the Companies (Jersey) Law 1991 the court sanctions a compromise or arrangement between the Company and its members then, subject to Rules 9.6 and 9.7, SAR Awards will vest if and to the extent provided in Rule 9.5.

9.4	Winding-up

All SAR Awards will lapse when an effective resolution is passed or an order is made for the winding-up of the Company, unless the Committee determines otherwise.

9.5	Vesting of SAR Awards

(A)
In the circumstances referred to in Rules 9.1 to 9.3, if the Participant has an Unvested SAR Award, then it will become a Vested SAR Award, subject, where a Performance Target and/or Conditions apply, also to Rule 9.5(B), as follows:

(i)	where one year or less has elapsed since the Date of Grant, in respect of one-third of the number of Shares or ADSs subject to the SAR Award; or

(ii)	where between one and two years have elapsed since the Date of Grant, in respect of two-thirds of the number of Shares or ADSs subject to the SAR Award; or

(iii)	where between two and three years have elapsed since the Date of Grant, in respect of the full number of Shares or ADSs subject to the SAR Award

(B)
In respect of SAR Awards with a Performance Target and/or Conditions, unless the Committee in its absolute discretion determines otherwise, the SAR Award will only become a Vested SAR Award to the extent that the Committee determines that the Performance Target and any other Conditions imposed under Rule 3.2(A) of Part A have been satisfied on the basis that the Performance Period is deemed to have ended on the date of the event referred to in Rules 9.1 to 9.3. Any pro-rating required by Rule 9.5(A) will apply to reduce the Vested SAR Award determined under this Rule 9.5(B).

(C)	To the extent that a SAR Award does not become a Vested SAR Award in accordance with this Rule 9.5, subject to Rule 9.6, it shall lapse.

(D)
Where a SAR Award becomes a Vested SAR Award or where a Participant already holds a Vested SAR Award, a Participant may exercise the Vested SAR Award in accordance with Rule 6.1 during the appropriate period (see (E)). To the extent that a Vested SAR Award is not exercised during the appropriate period, it will lapse.

(E)	The appropriate period is:

(i)
in a case falling within Rule 9.1, twelve months beginning with the time when the acquiring company obtains Control of the Company and any condition subject to which the offer is made is satisfied or waived;

(ii)	in a case falling within Rule 9.2, the period during which the acquiring company remains so bound or entitled; and

(iii)	in a case falling within Rule 9.3, twelve months beginning with the date on which the compromise or arrangement is sanctioned by the court.

9.6	Exchange of SAR Awards

(A)
In the circumstances referred to in Rules 9.1 to 9.3, if a company obtains Control of the Company a Participant may, if the acquiring company so agrees and within the Relevant Period, release his SAR Award (the old award) in consideration of the grant to him of an award over shares in the acquiring company or a member of the acquiring company’s group (the new award).

(B)	In this Rule 9.6 “Relevant Period” means:

(i)
in a case falling within Rule 9.1, six months beginning with the time when the acquiring company obtains Control of the Company and any condition subject to which the offer is made is satisfied or waived;

(ii)	in a case falling within Rule 9.2, the period during which the acquiring company remains so bound or entitled; and

(iii)	in a case falling within Rule 9.3, six months beginning with the time when the court sanctions the compromise or arrangement.

(C)	If a Participant is granted a new award under Rule 9.6:

(i)	the new award will vest in the same way as the old award and will vest on the first date on which the old award could have become a Vested SAR Award;

(ii)	the Rules will apply to the new award as if references to Shares were references to the shares in respect of which the new award is granted;

(iii)
the Rules will apply to the new award as if references to the Company (including any such references as occur in expressions which are defined in Rule 1.1 and are used in those Rules) were references to the company in respect of whose shares the new award is granted;

(iv)	the Rules will otherwise apply with such adjustments as the Committee may decide; and

(v)	the existing Performance Target and/or Conditions shall continue to apply to the new award, unless the Committee determines that a replacement Performance Target and/or Conditions should apply.

(D)
If a Participant’s old award is an Unvested SAR Award, the Committee may determine that the Participant will be deemed to have agreed to the release of his old award in return for the grant of a new award under Rule 9.6.

(E)
Where this Rule 9.6 applies and a Participant agrees to exchange his SAR Award for an award over shares in the acquiring company (or a member of the acquiring company’s group), his SAR Award shall not vest.

9.7	Overriding Provision

If:

(i)	there occurs an arrangement as a result of which the Company will be under the Control of another company; and

(ii)	either:

(a)
the persons who will own shares in the acquiring company immediately after the arrangement will be substantially the same as the persons who own shares in the Company immediately before the arrangement; or

(b)	in relation to SAR Awards granted after 17 February 2010, the Committee determines that this provision should apply; and

(iii)	Participants are to be offered replacement awards which satisfy the requirements for a new award set out in Rule 9.6,

then, notwithstanding the previous provisions of this Rule 9, Unvested SAR Awards shall not become Vested SAR Awards as provided for in this Rule 9. To the extent that Participants do not agree to exchange their old awards for new awards, they will lapse unless the Committee determines otherwise, in its absolute discretion.

10.	NON-TRANSFERABILITY OF SAR AWARDS

(A)	A SAR Award is personal to the Participant and the Participant’s personal representatives.

(B)
If a Participant transfers, assigns, charges, encumbers or otherwise alienates a SAR Award or creates in favour of any third party any interest therein or, in any case, attempts so to do, or a bankruptcy order is made in respect of the Participant (or any similar event occurs under the laws of any other country), the SAR Award shall lapse.

11.	LOSS OF OFFICE

(A)	The participation in Part A of the Plan by a Participant is a matter entirely separate from, and shall not affect, the Participant’s pension rights and terms of employment.

(B)
In particular (but without limitation), if a Participant for any reason whatsoever ceases to be employed by a member of the Group (whether or not such cessation involves breach, or alleged breach, of contract by the Company) or to be entitled to receive a SAR Award or Vested SAR Award, the Participant is not entitled to any rights or benefits under the Plan save as specifically provided elsewhere in these Rules and is not entitled to any compensation by reference to the rights granted to, or the benefits capable of being received by, the Participant under Part A of this Plan or for any loss or diminution in value in such rights or benefits.

12.	VARIATION OF CAPITAL

12.1	General

This Rule 12 applies if there is a variation in the share capital of the Company or in such other circumstances as the Committee considers appropriate.

12.2	Adjustment of SAR Awards1

(A)
Subject to the rest of this Rule 12, the Committee shall adjust each SAR Award in such manner as it decides to be appropriate, with the consent of the Trustee where the Grantor is the Trustee. The Committee’s decision will be final.

(B)
For the avoidance of doubt, the Committee shall adjust each SAR Award which has vested but has not yet been exercised or SAR Award which has been exercised but in respect of which Shares or ADSs have not yet been issued or transferred in a manner which is equitable to SAR Award holders.

(C)	The Committee shall determine how such adjustment shall be carried out. The Committee’s decision shall be final and binding on each Participant.

12.3	Notification of adjustment

The Grantor must notify each Participant of any adjustment to a SAR Award as soon as practicable after the decision.

13.	GENERAL

13.1	Administration

(A)	Save as otherwise provided in the Rules of Part A, the Committee shall administer Part A of the Plan.

(B)	The Committee may from time to time make and amend such regulations for the implementation and administration of Part A of the Plan as it thinks fit.

13.2	Costs and expenses

The costs of the preparation and operation of Part A of the Plan shall be borne by the Company and the Subsidiaries in such proportions as the Committee from time to time determines.

13.3	Power of amendment

(A)	The Committee may at any time and from time to time amend Part A of the Plan in any respect provided that:

(i)	subject to Rule 13.3(B), no amendment may be made to the advantage of Eligible Employees or Participants to any provision of the Rules without the prior approval of the Company in general meeting, and

1	Rule 12.2(B) and (C) amended by resolution on 23 June 2008, pursuant to a resolution of the Implementation Committee dated 15 April 2008.

(ii)
no amendment shall be made which would affect adversely any of the subsisting rights of a Participant except either with the Participant’s consent in writing or the consent of the majority of the Participants affected by the amendment or addition.

(B)	Notwithstanding the limitation contained in Rule 13.3(A), the Committee may without the prior approval of the Company in general meeting:

(i)
amend Part A of the Plan in order to take account of any amendments to any applicable legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Participants or any member of the Group; or

(ii)	make minor amendments to Part A of the Plan to benefit its administration.

(C)	The Committee must give written notice to all Participants of any amendment made in accordance with this Rule 13.3 which affects their rights in any material respect.

13.4	Sub plans

In exercising its powers of amendment, the Committee may create sub plans or schedules to Part A of the Plan, as necessary, so as to be able to operate Part A of the Plan in jurisdictions other than the United Kingdom.

13.5	Termination

The Committee may at any time suspend or terminate the operation of Part A of the Plan and in such event no further SAR Awards will be made for the time being or, as the case may be, permanently but in all other respects the provisions of Part A of the Plan shall remain in force.

14.	PLAN LIMITS

14.1	General

The Committee must make sure that the nominal amount of Shares in respect of which SAR Awards are granted on any date does not exceed either of the limits set out in Rule 14.3 or 14.4. The full number of Shares in respect of which SAR Awards are granted will count towards the limits set out in Rule 14.3 and 14.4.

Where SAR Awards are granted on the basis that the number of Shares or ADSs to which the SAR Award relates may be increased, depending upon achievement of Performance Targets, the maximum number of Shares to which the SAR Award may relate, if Performance Targets are achieved in full, will count towards the limits set out in Rule 14.3 and 14.4.

Where Vested SAR Awards are exercised, only those Shares which are issued in accordance with Rule 6.3 shall count towards these limits.

14.2	Meaning of terms used in Rule 14

In this Rule 14:

(i)	allocate means the issue of new Shares or the transfer of treasury shares in satisfaction of a person’s rights under an award;

(ii)	an award means any option or other right to acquire or receive Shares whether conditional or unconditional and whether or not for payment;

(iii)	a discretionary scheme is a scheme in which those taking part are senior employees and directors chosen at the discretion of the body administering the scheme;

(iv)	an employee share scheme means any scheme for employees of the Group which has been approved by the Company in general meeting;

(v)	equity share capital has the same meaning as in section 548 of the Companies Act 2006 but, for the avoidance of doubt, will include any treasury shares;

(vi)
no account will be taken of Shares acquired by an employee or former employee (or the personal representatives of such a person) where the Shares are acquired for a price equal to their Market Value at or about the date of acquisition and the cost of those Shares is borne by the employee or former employee (or his estate);

(vii)	subject to (viii), no account will be taken of an award if, and to the extent that, the Committee considers that it will be satisfied by the transfer of existing Shares other than treasury shares; and

(viii)
any Shares allocated to the trustee of any trust which were used to satisfy awards granted under an employee share scheme must be treated as having been allocated in respect of those awards unless the Shares were acquired by the trustee pursuant to a rights issue or other opportunity offered to the trustee in respect of Shares other than Shares previously allocated to it.

14.3	10% in 10 years for all schemes

The limit for this Rule is A minus B where A is 10% of the nominal amount of the Company’s equity share capital on the date before the Date of Grant, and B is the total nominal amount of the following:

(i)	Shares allocated in respect of awards granted within the previous 10 years under any employee share scheme,

(ii)	Shares remaining to be allocated in respect of awards granted on the same date or within the previous 10 years under any employee share scheme, and

(iii)	Shares allocated on the same date or within the previous 10 years under any employee share scheme otherwise than in respect of an award.

Shares in Shire Biopharmaceuticals Holdings or in Shire Pharmaceuticals Group issued or treasury shares reissued under share plans of Shire Biopharmaceuticals Holdings or Shire Pharmaceuticals Group count towards the limits set out in Rule 14.3 as if they were shares in the Company.

14.4	5% in 10 years for discretionary schemes

The limit for this Rule is A minus B where A is 5% of the nominal amount of the Company’s equity share capital on the day before the Date of Grant, and B is the total nominal amount of the following:

(i)	Shares allocated in respect of awards granted within the previous 10 years under any discretionary employee share scheme,

(ii)	Shares remaining to be allocated in respect of awards granted on the same date or within the previous 10 years under any discretionary employee share scheme, and

(iii)	Shares allocated on the same date or within the previous 10 years under any discretionary employee share scheme otherwise than in respect of an award.

Shares in Shire Biopharmaceuticals Holdings or in Shire Pharmaceuticals Group issued or treasury shares reissued under share plans of Shire Biopharmaceuticals Holdings or Shire Pharmaceuticals Group count towards the limits set out in Rule 14.4 as if they were shares in the Company.

14.5	Life of Plan

No SAR Awards may be granted more than 10 years after shareholders of the Company approve Part A of the Plan.

15.	NOTICES

15.1	To Eligible Employees and Participants

(A)
Any notice or document to be given to any Eligible Employee or Participant may be given through normal internal communications or by personal delivery or by sending it by ordinary post to the individual’s last known address or by e-mail or other electronic transmission.

(B)	Where a notice or document is sent by post it shall be deemed to have been received 72 hours after it was put into the post properly addressed and stamped.

(C)
All notices and documents sent by post will be sent at the risk of the Eligible Employee or Participant concerned. Neither the Company nor any of its Subsidiaries nor the Trustee shall have any liability whatsoever to any Eligible Employee or Participant in respect of any notice or document sent, nor shall the Company or any of its Subsidiaries or the Trustee be concerned to see that any Eligible Employee or Participant actually receives it.

15.2	To the Company

Any notice or document given by an Eligible Employee or a Participant to the Company or the Committee shall be delivered or sent to the Company at its registered office, marked for the attention of the Company Secretary (or at such other place or places as the Committee may from time to time determine and notify to Eligible Employees and Participants) and be effective upon receipt. Notices may be sent by e-mail or other electronic transmission to such address as the Company may from time to time specify.

15.3	To the Trustee

Any notice or document given by an Eligible Employee or a Participant to the Trustee shall be delivered or sent to the Trustee, care of the Company at its registered office (or at such other place or places as the Trustee may from time to time determine and notify to Eligible Employees and Participants), and be effective upon receipt.

SCHEDULE - PERFORMANCE TARGET

The following is a general description of the Performance Targets referred to in Rule 3.

(a)
The Performance Targets will be based on Non GAAP EBITDA and adjusted return on invested capital (“ROIC”), as computed by the Company, using information derived from the Company’s audited accounts and adjusted to ensure a consistent and equitable basis of measurement, as approved by the Remuneration Committee, including the add back of significant one time items.

(b)
Where the Performance Target is imposed the SAR Award will be split between a base award (being one quarter of the total award made) and a performance award. Multiples of the base award will vest at the end of the performance period depending on the achievement of performance against the matrix.

Adjusted ROIC	EBITDA growth (CAGR 2009-2012)
Increase bp p.a.	8%	10%	12%	14%	16%
10	1.0x	1.3x	1.7x	2.1x	2.5x
20	1.3x	1.6x	2.0x	2.4x	2.8x
40	1.6x	1.9x	2.4x	2.7x	3.1x
60	1.9x	2.3x	2.6x	3.1x	3.5x
80	2.2x	2.6x	3.1x	3.6x	4.0x
100	2.5x	3.0x	3.5x	4.0x	4.0x

PART B – PERFORMANCE SHARE AWARDS

1.	INTERPRETATION AND CONSTRUCTION

1.1	Definitions

In this Plan, the following definitions apply:

(A)	“ADS” means an American Depositary Share representing Shares.

(B)
“Associated Company” means, in relation to the Company (i) any Company which has Control of the Company; and (ii) any company which is under the Control of the Company or any company referred to in (i)

(C)	The “Auditors” are the auditors for the time being of the Company or in the event of there being joint auditors, such one of them as the Board shall select.

(D)	The “Board” means the board of directors of the Company.

(E)	"Cause" means any reason which justifies a Participant's summary dismissal.

(F)	The “Committee” means the Remuneration Committee of the Board or such other committee or committees of the Board as may be appointed from time to time.

(G)	The “Company” is Shire plc registered in Jersey under No. 99854.

(H)	“Conditions” has the meaning given in Rule 3.2(A) of Part B.

(I)	“Control” has the meaning given to it by section 840 of the Income and Corporation Taxes Act 1988.

(J)	The “Date of Grant” of a PSA Award is the date on which it is granted.

(K)	A “Dealing Day” is a day on which the London Stock Exchange is open for the transaction of business.

(L)	“Eligible Employee” is any employee or salaried director of a member of the Group.

(M)	A “Financial Year” means the period beginning with the first day of the Company’s accounting reference period and ending with the last day of that period.

(N)	“Grantor” means the Company where a PSA Award is, or is to be, granted by the Company and the Trustee where a PSA Award is, or is to be, granted by the Trustee.

(O)	“Grant Period” means any of the following:

(i)	the period of 42 days commencing on the day on which Part B of the Plan is adopted by the Company;

(ii)	the period of 42 days commencing on the day after that on which the Company makes an announcement of its results for the last preceding Financial Year, half-year or other period;

(iii)	when, or shortly after, an Eligible Employee first becomes employed by a member of the Group;

(iv)	when, or shortly after, an Eligible Employee is promoted to a position which qualifies him to receive a PSA Award or an increased level of PSA Award;

(v)	any other time where, in the discretion of the Committee, exceptional circumstances exist which justify the grant of PSA Awards.

(P)	The “Group” means the Company and its Subsidiaries and “member of the Group” is to be construed accordingly.

(Q)
The “London Stock Exchange” means the London Stock Exchange plc or any recognised investment exchange for the purposes of the Financial Services and Markets Act 2000 which may take over the function of the London Stock Exchange plc.

(R)
The “Market Value” of a Share on any date is the closing mid-market price at which transactions in shares take place on the London Stock Exchange on that date and the Market Value of an ADS on any date is the closing mid-market price at which transactions in ADSs take place on the NASDAQ on that date.

(S)	A “PSA Award” is an award to acquire Shares or ADSs granted under Rule 3 of Part B of the Plan.

(T)	“Part B” means Part B of the Plan under which PSA Awards can be granted (together with any applicable Schedule or Appendix).

(U)	A “Participant” is the holder of a PSA Award or, where the context admits or requires, his personal representatives.

(V)	The “Performance Period” in respect of a PSA Award is a period set by the Committee at or prior to grant of a PSA Award.

(W)	“Performance Target” means the measure of the financial or other performance of the Company applied in relation to any PSA Award in accordance with Rule 3.2(A) of Part B.

(X)	“Permitted Reason” in relation to a Participant:

(i)	his Retirement;

(ii)	his ill-health, injury or disability;

(iii)	his redundancy, within the meaning of the Employment Right Act 1996 or his job elimination due to restructuring or a signified diminution of duties;

(iv)	the company by which the Participant is employed ceasing to be a member of the Group; or

(v)	the business, or part of the business, in which the Participant works being transferred or sold to a person which is not a member of the Group.

(Y)	The “Plan” means Parts A and B of this plan (and including the Schedules and any Appendices to the Rules) as from time to time amended.

(Z)	“Retirement” means

(i)
for PSA Awards granted on or before 17th February 2010 only, retirement on or after the Participant’s normal retirement date as specified in his contract of employment (or if there is no such date, his 65th birthday); or

(ii)	for any PSA Awards, his retirement from employment with the consent of the Company.

(AA)	The “Rules” means the rules of this Plan.

(BB)	“Service Factor” means the fraction of which:

(i)
the numerator is the number of complete weeks in the relevant period (defined below) during which the Participant was employed (or would have been employed had he remained in employment throughout his notice period) within the Group (in any case where Rule 6 of Part B applies) or prior to the relevant date (in any case where Rule 8 of Part B applies); and

(ii)	the denominator is the total number of complete weeks in the relevant period;

and for these purposes, the relevant period is, as the Committee may decide, either the Performance Period or the period which starts with the Date of Grant and ends with the end of the Performance Period, but ignoring any provision in the Rules which deems the Performance Period to have ended earlier than it would otherwise have done but for those Rules. Where there is no Performance Period, the relevant period shall be the period which starts with the Date of Grant and ends with the Vesting Date, ignoring any provision in the Rules which deems the Vesting Date to have taken place earlier than it would have under Rule 5.2.

(CC)	“Shares” means fully-paid ordinary shares in the capital of the Company.

(DD)	“Subsidiary” has the meaning given to it by section 1159 of the Companies Act 2006.

(EE)	The “Trust” means any trust for the benefit of, inter alia, employees of the Group from time to time designated by the Committee.

(FF)	The “Trustee” means the trustee or trustees for the time being of the Trust or, if there is more than one, the trustee or trustees of the Trust nominated by the Committee.

(GG)
“UK Listing Authority” means the Financial Services Authority acting in its capacity as the competent authority for the purposes of Part 6 of the Financial Services and Markets Act 2000 or such other person as is from time to time appointed to be the competent authority for the purposes of that Act.

(HH)	“Unvested PSA Award” means any PSA Award or (as the case may be) that part of a PSA Award which is not a Vested PSA Award.

(II)	“Vested PSA Award” means, subject to the Rules, a PSA Award, or (as the case may be) that part of a PSA Award which has vested in accordance with Rule 5.2 or otherwise of Part B.

(JJ)	“Vesting Date” means in relation to any PSA Award, the date or dates on which such PSA Award vests.

1.2	Meaning of ceasing to be employed within the Group

(A)
For the purposes of Part B of the Rules, but subject to (B), a Participant is to be treated as ceasing to be employed within the Group when he is no longer employed by any company which is a member of the Group. For the avoidance of doubt, a Participant will cease to be employed by a member of the Group if the company by which he is employed ceases to be a member of the Group.

(B)	If a Participant is away from work:

(i)	in circumstances where he has a contractual or statutory right to return to work at the end of the period of leave; or

(ii)	because of a period of leave approved by the Committee for this purpose,

that Participant will be treated for the purposes of Part B of the Rules as continuing to be employed within the Group (whether or not he is) unless and until the Committee is satisfied that there is no longer any reasonable expectation that the Participant will return to work.

1.3	Construction

(A)	Where the context so admits, any reference in Part B of the Plan to the singular includes the plural and vice versa.

(B)	Where the context so admits, any reference in Part B of the Plan to the masculine includes the feminine.

(C)
Any reference in Part B of the Plan to any enactment is, unless otherwise stated, to the relevant United Kingdom legislation and includes a reference to that enactment as from time to time modified, extended or re-enacted.

(D)	The headings to the Rules are for reference purposes only and shall not affect the meaning or construction of the Rules.

1.4	Governing law

Part B of the Plan and any PSA Award granted under it is governed by, and is to be construed in accordance with, English law.

1.5	Administration

Unless the Rules say otherwise, the Committee will administer Part B of the Plan.

1.6	Disputes

The Committee’s decision on the construction of Part B of the Rules and on any disputes arising under Part B of the Plan is final and binding on all persons.

2.	ELIGIBILITY

2.1	The persons who are eligible to receive PSA Awards are such Eligible Employees as are selected by the Committee, in its discretion, to participate in the Plan.

3.	GRANT OF PSA AWARDS

3.1	Operation of Part B of the Plan

(A)	The Committee shall decide whether or not to operate Part B of the Plan on any occasion and whether PSA Awards should be made by the Company or by the Trustee.

(B)	All PSA Awards must be granted during the Grant Period.

(C)	The Committee must ensure that the limits in Rule 4 and 14 are not exceeded.

(D)
The Committee shall ensure that Part B of the Plan is not operated at any time, or in any circumstances, when to do so would contravene the provisions of the Criminal Justice Act 1993, the Company’s share dealing code, the Listing Rules of the UK Listing Authority or any other applicable laws or regulations.

(E)	No PSA Award shall be granted after 28 October 2015.

(F)	PSA Awards granted under Part B of the Plan will not be pensionable.

3.2	Grant of PSA Awards

(A)
The Committee shall have absolute discretion to determine whether conditions shall apply before a PSA Award may vest. Where the Committee determines that conditions shall apply, those conditions shall include:

(i)	a measure or measures of the financial or other performance of the Group (the “Performance Target”); and

(ii)	such additional conditions (if any) as the Committee may determine,

(together the “Conditions”).

Details of the Conditions, as initially adopted, are set out in the schedule to Part B of these Rules and the Conditions set out in this schedule shall apply where the Committee does not specify any alternative Conditions.

(B)
If PSA Awards are to be granted by the Company and the Committee determines that Conditions should apply to such PSA Award, the Company will grant a PSA Award to each relevant Eligible Employee on such Conditions.

(C)	If PSA Awards are to be granted by the Trustee, the Committee must notify the Trustee of:

(i)	the Eligible Employees whom it recommends be granted PSA Awards; and

(ii)	the Conditions which the Committee recommends should be attached to PSA Awards and the applicable Performance Period (where applicable),

and, if the Trustee agrees to Part B of the Plan being operated in relation to that period and those individuals, the Trustee will grant a PSA Award to each such Eligible Employee on such terms.

(D)	Appendices to the Plan may set out special terms applying to Eligible Employees or Participants in any jurisdiction.

(E)	Each Eligible Employee who receives a PSA Award will be given written notice of the PSA Award and of any Conditions applying to that PSA Award.

3.3	Shares or ADSs comprised in a PSA Award

Participants shall be notified as to whether the PSA Awards they receive are to be in respect of Shares or ADSs.

3.4	Adjustment of Performance Targets

(A)	In the circumstances mentioned in Rule 3.4(E), the Committee may change or waive the Performance Target and/or the additional Conditions (if any) imposed under Rule 3.2(A).

(B)
The power to change includes both the power to adjust and also the power to impose a replacement Performance Target and/or replacement additional Conditions and to amend the companies in any comparator group.

(C)
The Committee's power is, however, restricted in that the change must not have the effect of making the Performance Target or the additional Conditions either materially easier or materially more difficult to achieve, in the opinion of the Committee, than it was or they were immediately before the circumstance in question.

(D)
Where the Grantor exercises its power to waive the Performance Target or the additional Conditions, the Grantor is not required to impose a replacement Performance Target and/or replacement additional Conditions.

(E)	The circumstances are:

(i)	any variation of the Company’s capital,

(ii)	such circumstances as were specified when the PSA Award was granted, and

(iii)	any event or events as a result of which the Committee considers it fair and reasonable to change or waive the Performance Target and/or the additional Conditions.

(F)	In any case where the Grantor is the Trustee, the Committee must tell the Trustee before setting or changing or waiving the Performance Target or other Conditions.

3.5	Adjustment for dividends

(A)
When a PSA Award vests, the number of Shares or ADSs which are issued or transferred to the Participant in satisfaction of the PSA Award will be increased in accordance with Rule 3.5(B), to reflect the dividends paid by the Company in the period from the Date of Grant to the Vesting Date.

(B)
The number of Shares or ADSs transferred to a Participant in accordance with Rule 8 of Part B upon the vesting of a PSA Award will be increased by assuming that the dividends that would have been paid on those Shares or ADSs which vest (had the Participant been the owner of them) would have been reinvested in accordance with the Company’s dividend reinvestment programme (if any) or on such other basis as the Committee may decide.

3.6	Deed of grant for PSA Awards

There shall be no consideration for the grant of a PSA Award. On the Date of Grant, the Grantor must execute a deed of grant in favour of each recipient of a PSA Award. The deed of grant may be in favour of more than one recipient. If so, it will be retained by the Grantor but the Grantor must make it (or the relevant part of it) available for inspection by each recipient. As soon as practicable after the Date of Grant, the Company must procure that each recipient is given written details of his PSA Award. The deed of grant and the written details given to each recipient must state the full terms of the Performance Target (if any) and any other Conditions applicable to the PSA Award.

4.	INDIVIDUAL LIMIT

(A)
Except in circumstances determined by the Committee to be exceptional, each PSA Award must be limited and must therefore take effect, so that the total Market Value of the Shares or ADSs, as the case may be, under a PSA Award, in respect of each Participant does not exceed four times the individual’s pay (see (B)) annually.

(B)	The pay of a Participant on any date is the annual rate of his basic pay (excluding bonuses, commissions and benefits in kind) from all members of the Group on that date.

5.	VESTING OF PSA AWARDS

5.1	General

The number of Shares or ADSs in respect of which a PSA Award vests and to which the Participant will consequently become entitled is to be determined by the Committee (with the consent of the Trustee, if the Trustee is the Grantor) in accordance with the following provisions of this Rule 5.

5.2	Vesting of Awards

(A)	Subject to Rule 5.2(B) and (C), PSA Awards will vest on the:

(i)	third anniversary of the Date of Grant in the case of Participants who hold PSA Awards which are not subject to a Performance Target and/or Conditions; and

(ii)
third anniversary of the Date of Grant or the date on which the Committee determines that the Performance Target and any other Conditions imposed under Rule 3.2(A) have been satisfied and that, in the opinion of the Committee, the underlying performance of the Company is sufficient to justify the vesting of a PSA Award in the case of Participants who hold PSA Awards which are subject to a Performance Target and/or Conditions, if later, unless they have previously lapsed in accordance with the Rules of the Plan. In the case of PSA Awards which are subject to a Performance Target and/or Conditions, if the Performance Target or any other Conditions are not met or if the Committee determines that the underlying performance of the Company is not sufficient to justify vesting, the PSA Awards will lapse.

(B)
If the Committee so determines on or prior to the Date of Grant, PSA Awards for individuals who are not directors of the Company and who do not hold the position of Executive Vice-President of the Company may vest on such other date, or may vest in tranches on such other dates, as the Committee may determine provided that the first vesting may not be earlier than the first anniversary of the Date of Grant. Where a PSA Award vests in tranches on more than one date, the Committee shall determine the proportion of the PSA Award which vests on each such date.

(C)	If the Participant’s PSA Award does not vest, or does not vest in full on the specified date, then the PSA Award or, as the case may be, the unvested portion of it, shall lapse.

5.3	Notification to Participant

The Committee shall notify Participants as soon as reasonably practicable of the percentage (if any) of a PSA Award which has vested.

5.4	Share Dealing Code

(A)
At any time when the buying or selling of securities by a director or employee of the Company would breach the Company’s code of practice on dealings in shares and other securities, the vesting of a PSA Award may not occur.

(B)	The restriction in (A) applies even if the Participant is not at that time forbidden by the code from buying or selling securities. The restriction does not, however, apply if permission is given:

(i)	in the case of a Participant who is bound by that code, in accordance with the procedures laid down in the code; or

(ii)	in the case of any other Participant, by such person as the Committee may nominate for this purpose.

6.	RESTRICTIONS UPON VESTING

6.1	General

This Rule 6 overrides the other Rules in this Part B.

6.2	Lapsing of PSA Awards

If a PSA Award lapses under any Rule, it will lapse for all purposes and will not vest.

6.3	Cessation of employment - general

(A)
Unless any of the following provisions apply, if a Participant’s employment within the Group ends for any reason whatsoever, his PSA Award will lapse on the date on which his employment ends, unless the Committee determines otherwise in its absolute discretion.

(B)	If all of the following conditions are satisfied:

(i)	a Participant ceases to be employed within the Group;

(ii)	but for this Rule, his PSA Award would lapse (in whole or in part) on his employment ending; and

(iii)	under the laws of the country in which the Participant works or lives or to which he is subject, such lapsing is unlawful or may render the Participant’s employer liable to some disadvantage,

the Committee may take such action as it considers appropriate (to the minimum extent necessary to comply with those laws or to ensure that the employer is not liable to that disadvantage) including (without limitation) deciding that the PSA Award will become a Vested PSA Award.

6.4	Cessation of Employment – Unvested PSA Awards

(A)	This Rule applies if a Participant’s employment within the Group ends at a time when he holds an Unvested PSA Award and his employment ends:

(i)	for a Permitted Reason; or

(ii)	for any reason other than a Permitted Reason or death and the Committee, in its absolute discretion, decides that this Rule will apply in relation to that PSA Award.

(B)
Subject to (C), the Participant’s PSA Award shall become a Vested PSA Award (if at all) in respect of the number of Shares or ADSs determined in accordance with Rule 5.1 by applying that Rule, as the Committee may decide, either:

(i)
in the case of PSA Awards with a Performance Target and/or Conditions by deeming the Performance Period to have ended on the date on which the Participant’s employment ends or on some other date before the end of the Performance Period; or

(ii)	in respect of PSA Awards where there is no Performance Target or other Conditions, at the date on which the Participant’s employment ends.

If, and to the extent that a PSA Award does not become a Vested PSA Award, it will lapse.

(C)
The number of Shares or ADSs in respect of which the PSA Award may become a Vested PSA Award will be reduced by the Service Factor, unless the Committee, in its absolute discretion, determines otherwise.

(D)	Where a PSA Award becomes a Vested PSA Award, Shares or ADSs will be transferred to the Participant in accordance with Rule 9.

6.5	Death of a Participant

(A)
If a Participant dies holding an Unvested PSA Award, the PSA Award will become a Vested PSA Award on the date of death and the number of Shares or ADSs in respect of which the PSA Award may become a Vested PSA Award will be reduced by the Service Factor, unless the Committee, in its absolute discretion, determines otherwise.

(B)	In respect of PSA Awards with a Performance Target and/or Conditions, they will cease to apply upon the death of a Participant.

(C)	Where a PSA Award becomes a Vested PSA Award, Shares or ADSs will be transferred to the Participant in accordance with Rule 9.

(D)	If, and to the extent that a PSA Award does not became a Vested PSA Award, it will lapse.

7.	LAPSE OF PSA AWARDS

Awards shall lapse upon the occurrence of the earliest of the following events:

(i)
except to the extent that it has vested, on the day immediately after the third anniversary of the Date of Grant or if applicable the later of such date and the date on which the Committee confirms that any Performance Target and/or Conditions have or have not been met;

(ii)	in accordance with Rule 5.2;

(iii)	the expiry of any of the periods specified in Rule 6;

(iv)	in accordance with Rule 8.

8.	CHANGE IN CONTROL AND LIQUIDATION

8.1	General Offer

Subject to Rule 8.2, if any person obtains Control of the Company as a result of making either:

(i)
a general offer to acquire the whole of the issued ordinary share capital of the Company (which is made on a condition that if it is satisfied the person making the offer will have Control of the Company); or

(ii)	a general offer to acquire all the shares in the Company which are of the same class as the Shares,

then, subject to Rules 8.6 and 8.7, PSA Awards will vest if and to the extent provided in Rule 8.5.

For the purposes of this Rule 8.1, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of it.

8.2	Part 18 Companies (Jersey) Law 1991

If any person becomes bound or entitled to acquire Shares in the Company under Part 18 of the Companies (Jersey) Law 1991 then, subject to Rules 8.6 and 8.7, PSA Awards will vest if and to the extent provided in Rule 8.5.

8.3	Article 125 Companies (Jersey) Law 1991

If under Article 125 of the Companies (Jersey) Law 1991 the court sanctions a compromise or arrangement between the Company and its members then, subject to Rules 8.6 and 8.7, PSA Awards will vest if and to the extent provided in Rule 8.5.

8.4	Winding-up

All PSA Awards will lapse when an effective resolution is passed or an order is made for the winding-up of the Company, unless the Committee determines otherwise.

8.5	Vesting of PSA Awards

(A)
In the circumstances referred to in Rules 8.1 to 8.3, if the Participant has an Unvested PSA Award, then it will become a Vested PSA Award, subject, where a Performance Target and/or Conditions apply, also to Rule 8.5(B), as follows:

(i)	where one year or less has elapsed since the Date of Grant, in respect of one-third of the number of Shares or ADSs subject to the PSA Award; or

(ii)	where between one and two years have elapsed since the Date of Grant, in respect of two-thirds of the number of Shares or ADSs subject to the PSA Award; or

(iii)	where between two and three years have elapsed since the Date of Grant, in respect of the full number of Shares or ADSs subject to the PSA Award.

(B)
In respect of PSA Awards with a Performance Target and/or Conditions, unless the Committee in its absolute discretion determines otherwise, the PSA Award will only become a Vested PSA Award to the extent that the Committee determines that the Performance Target and any other Conditions imposed under Rule 3.2(A) of Part B have been satisfied on the basis that the Performance Period is deemed to have ended on the date of the event referred to in Rules 8.1 to 8.3. Any pro-rating required by Rule 8.5(A) will apply to reduce the Vested PSA Award determined under this Rule 8.5(B).

(C)	To the extent that a PSA Award does not become a Vested PSA Award in accordance with this Rule 8.5, subject to Rule 8.6, it shall lapse.

8.6	Exchange of PSA Awards

(A)
In the circumstances referred to in Rules 8.1 to 8.3, if a company obtains Control of the Company, a Participant may, if the acquiring company so agrees and within the Relevant Period, release his PSA Award (the old award) in consideration of the grant to him of an award over shares in the acquiring company or a member of the acquiring company’s group (the new award).

(B)	In this Rule 8.6 “Relevant Period” means:

(i)
in a case falling within Rule 8.1, six months beginning with the time when the acquiring company obtains Control of the Company and any condition subject to which the offer is made is satisfied or waived;

(ii)	in a case falling within Rule 8.2, the period during which the acquiring company remains so bound or entitled; and

(iii)	in a case falling within Rule 8.3, six months beginning with the time when the court sanctions the compromise or arrangement.

(C)	If a Participant is granted a new award under Rule 8.6:

(i)	the new award will vest in the same way as the old award and will vest on the first date on which the old award could have become a Vested PSA Award;

(ii)	the Rules will apply to the new award as if references to Shares were references to the shares in respect of which the new award is granted;

(iii)
the Rules will apply to the new award as if references to the Company (including any such references as occur in expressions which are defined in Rule 1.1 and are used in those Rules) were references to the company in respect of whose shares the new award is granted;

(iv)	the Rules will otherwise apply with such adjustments as the Committee may decide; and

(v)	the existing Performance Target and/or Conditions will continue to apply to the new award unless the Committee determines that a replacement Performance Target and/or Conditions should apply.

(D)
If a Participant’s old award is an Unvested PSA Award, the Committee may determine that the Participant will be deemed to have agreed to the release of his old award in return for the grant of a new award under Rule 8.6.

(E)
Where this Rule 8.6 applies and a Participant agrees to exchange his PSA Award for an award over shares in the acquiring company (or a member of the acquiring company’s group), his PSA Award shall not vest.

8.7	Overriding Provision

If:

(i)	there occurs an arrangement as a result of which the Company will be under the Control of another company; and

(ii)	either:

(a)
the persons who will own shares in the acquiring company immediately after the arrangement will be substantially the same as the persons who own shares in the Company immediately before the arrangement; or

(b)	in relation to PSA Awards granted after 17 February 2010, the Committee determines that this provision should apply, and

(iii)	Participants are to be offered replacement awards which satisfy the requirements for a new award set out in Rule 8.6,

then, notwithstanding the previous provisions of this Rule 8, Unvested PSA Awards shall not become Vested PSA Awards as provided for in this Rule 8. To the extent that Participants do not agree to exchange their old awards for new awards, they will lapse unless the Committee determines otherwise in its absolute discretion.

9.	PROCEDURE ON VESTING

9.1	Issue or Transfer of Shares

(A)	Subject to (C) below, within 30 days of the date on which a PSA Award vests the Company shall:

(i)	issue, re-issue from treasury or procure the transfer of; or

(ii)	(where the PSA Award was granted by the Trustee), the Trustee will transfer,

to the Participant (or at the Participant’s direction) the number of Shares which have vested. In the case of an award over ADSs, the Company must arrange for the ADSs, and the American Depositary Receipts evidencing the ADSs, to be transferred to the Participant or to someone else chosen by the Participant.

(B)	This obligation is, however, subject to Rules 9.2 and 9.3.

(C)
It is also subject to obtaining such consents or approvals as may be required by any competent authority under regulations or enactments for the time being in force and, in the case of ADSs, to the provisions of the deposit arrangement between the Company and the depositary bank for the Company’s ADS programme. It is the responsibility of the Participant to obtain such consents and approvals.

(D)	Any stamp duty payable on the transfer of Shares under a PSA Award shall be paid by the Company.

9.2	Withholding obligations

(A)
This Rule 9.2 applies if a Participant is liable to tax, duties or other amounts on the vesting of a PSA Award and the Participant’s employer or former employer is liable to make a payment to the appropriate authorities on account of that liability.

(B)
Where a PSA Award has vested either the Company or the Trustee will sell on behalf of the Participant sufficient of the Shares or ADSs which would otherwise be issued or transferred to the Participant on that vesting so that the net proceeds of sale equal the minimum payment which the employer or former employer is required to pay to the appropriate authorities on behalf of the Participant. Where such Shares or ADSs are sold by the Trustee, the Trustee will account to the employer or former employer for the net proceeds of sale. The Company will procure that an amount equal to those net proceeds is remitted to the appropriate authorities on behalf of the Participant.

(C)
Rule 9.2(B) shall not apply, where it is not possible for the Company or the Trustee to act in this way. In these circumstances, the Participant must make alternative arrangements for the payment of an amount due on the vesting of the PSA Award to the satisfaction of the Participant’s employer or former employer.

(D)
The Company or Trustee need not sell the Shares or ADSs referred to in Rule 9.2(B) in whole or in part and may either not issue such Shares or may retain them as assets of the Trust provided that an amount equal to the payment required to be made to the appropriate authorities is made by the Company or is accounted for by the Trustee to the employer or former employer, derived from the other assets of the Company or the Trustee, as the case may be.

9.3	Provision of Shares

(A)	If and to the extent that a PSA Award granted by the Trustee vests in accordance with the Rules and:

(i)	the Trustee is unable to transfer Shares or ADSs to the Participant, whether due to it holding insufficient Shares or ADSs or other assets to enable it to meet such PSA Award or otherwise; or

(ii)	any such transfer would be unlawful in any relevant jurisdiction; or

(iii)	in making such a transfer the Trustee would be in breach of its duties under the Trust,

the obligations of the Trustee under the Plan and the PSA Award shall lapse.

(B)
If the obligations of the Trustee so lapse, the Company shall procure that any Shares or ADSs not so transferred by the Trustee to which the Participant is entitled under the Rules (ignoring Rule 9.3(A)) (or an amount equal to the proceeds of the sale of such number of Shares) are issued by the Company or transferred to the relevant Participant, either by the Trustee or by some other person, as soon as reasonably practicable.

10.	NON-TRANSFERABILITY OF PSA AWARDS

(A)	A PSA Award is personal to the Participant and the Participant’s personal representatives.

(B)
If a Participant transfers, assigns, charges, encumbers or otherwise alienates a PSA Award or creates in favour of any third party any interest therein or, in any case, attempts so to do, or a bankruptcy order is made in respect of the Participant (or any similar event occurs under the laws of any other country), the PSA Award shall lapse.

11.	LOSS OF OFFICE

(A)	The participation in Part B of the Plan by a Participant is a matter entirely separate from, and shall not affect, the Participant’s pension rights and terms of employment.

(B)
In particular (but without limitation), if a Participant for any reason whatsoever ceases to be employed by a member of the Group (whether or not such cessation involves breach, or alleged breach, of contract by the Company) or to be entitled to receive a PSA Award or Vested PSA Award, the Participant is not entitled to any rights or benefits under the Plan save as specifically provided elsewhere in these Rules and is not entitled to any compensation by reference to the rights granted to, or the benefits capable of being received by, the Participant under Part B of this Plan or for any loss or diminution in value in such rights or benefits.

12.	VARIATION OF CAPITAL

12.1	General

This Rule 12 applies if there is a variation in the share capital of the Company or in such other circumstances as the Committee considers appropriate.

12.2	Adjustment of Awards2

(A)
Subject to the rest of this Rule 12, the Committee shall adjust each PSA Award in such manner as it decides to be appropriate, with the consent of the Trustee where the Grantor is the Trustee. The Committee’s decision will be final.

(B)
For the avoidance of doubt, the Committee shall adjust each PSA Award which has vested but in respect of which Shares or ADSs have not yet been issued or transferred in a manner which is equitable to PSA Award holders.

(C)	The Committee shall determine how such adjustment shall be carried out. The Committee’s decision shall be final and binding on each Participant.

12.3	Notification of adjustment

The Grantor must notify each Participant of any adjustment to a PSA Award as soon as practicable after the decision.

13.	GENERAL

13.1	Administration

(A)	Save as otherwise provided in the Rules of Part B, the Committee shall administer Part B of the Plan.

(B)	The Committee may from time to time make and amend such regulations for the implementation and administration of Part B of the Plan as it thinks fit.

13.2	Costs and expenses

The costs of the preparation and operation of Part B of the Plan shall be borne by the Company and the Subsidiaries in such proportions as the Committee from time to time determines.

13.3	Power of amendment

2	Rule 12.2(B) and (C) amended by resolution on 23 June 2008, pursuant to a resolution of the Implementation Committee dated 15 April 2008.

(A)	The Committee may at any time and from time to time amend Part B of the Plan in any respect provided that:

(i)	subject to Rule 13.3(B), no amendment may be made to the advantage of Eligible Employees or Participants to any provision of the Rules without the prior approval of the Company in general meeting; and

(ii)
no amendment shall be made which would affect adversely any of the subsisting rights of a Participant except either with the Participant’s consent in writing or the consent of the majority of the Participants affected by the amendment or addition.

(B)	Notwithstanding the limitation contained in Rule 13.3(A), the Committee may without the prior approval of the Company in general meeting:

(i)
amend Part B of the Plan in order to take account of any amendments to any applicable legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Participants or any member of the Group; or

(ii)	make minor amendments to Part B of the Plan to benefit its administration.

(C)	The Committee must give written notice to all Participants of any amendment made in accordance with this Rule 13.3 which affects their rights in any material respect.

13.4	Sub plans

In exercising its powers of amendment, the Committee may create sub plans and schedules to Part B of the Plan, as necessary, so as to be able to operate the Plan in jurisdictions other than the United Kingdom.

13.5	Termination

The Committee may at any time suspend or terminate the operation of Part B of the Plan and in such event no further PSA Awards will be made for the time being or, as the case may be, permanently but in all other respects the provisions of Part B of the Plan shall remain in force.

14.	PLAN LIMITS

14.1	General

The Committee must make sure that the nominal amount of Shares in respect of which PSA Awards are granted on any date does not exceed either of the limits set out in Rule 14.3 or 14.4.

Where PSA Awards are granted on the basis that the number of Shares in respect of which the PSA Award is made may be increased, depending upon achievement of Performance Targets,

the maximum number of Shares to which the PSA Award may relate if Performance Targets are achieved in full will count towards the limits set out in Rule 14.3 and 14.4.

14.2	Meaning of terms used in Rule 14

In this Rule 14:

(i)	allocate means the issue of new Shares or the transfer of treasury shares in satisfaction of a person’s rights under an award;

(ii)	an award means any option or other right to acquire or receive Shares whether conditional or unconditional and whether or not for payment;

(iii)	a discretionary scheme is a scheme in which those taking part are senior employees and directors chosen at the discretion of the body administering the scheme;

(iv)	an employee share scheme means any scheme for employees of the Group which has been approved by the Company in general meeting;

(v)	equity share capital has the same meaning as in section 548 of the Companies Act 2006 but, for the avoidance of doubt, will include any treasury shares;

(vi)
no account will be taken of Shares acquired by an employee or former employee (or the personal representatives of such a person) where the Shares are acquired for a price equal to their Market Value at or about the date of acquisition and the cost of those Shares is borne by the employee or former employee (or his estate);

(vii)	subject to (viii), no account will be taken of an award if, and to the extent that, the Committee considers that it will be satisfied by the transfer of existing Shares other than treasury shares; and

(viii)
any Shares allocated to the trustee of any trust which were used to satisfy awards granted under an employee share scheme must be treated as having been allocated in respect of those awards unless the Shares were acquired by the trustee pursuant to a rights issue or other opportunity offered to the trustee in respect of Shares other than Shares previously allocated to it.

14.3	10% in 10 years for all schemes

The limit for this Rule is A minus B where A is 10% of the nominal amount of the Company’s equity share capital on the date before the Date of Grant, and B is the total nominal amount of the following:

(i)	Shares allocated in respect of awards granted within the previous 10 years under any employee share scheme,

(ii)	Shares remaining to be allocated in respect of awards granted on the same date or within the previous 10 years under any employee share scheme, and

(iii)	Shares allocated on the same date or within the previous 10 years under any employee share scheme otherwise than in respect of an award.

Shares in Shire Biopharmaceuticals Holdings or in Shire Pharmaceuticals Group issued or treasury shares reissued under share plans of Shire Biopharmaceuticals Holdings or Shire Pharmaceuticals Group count towards the limits set out in Rule 14.3 as if they were shares in the Company.

14.4	5% in 10 years for discretionary schemes

The limit for this Rule is A minus B where A is 5% of the nominal amount of the Company’s equity share capital on the day before the Date of Grant, and B is the total nominal amount of the following:

(i)	Shares allocated in respect of awards granted within the previous 10 years under any discretionary employee share scheme,

(ii)	Shares remaining to be allocated in respect of awards granted on the same date or within the previous 10 years under any discretionary employee share scheme, and

(iii)	Shares allocated on the same date or within the previous 10 years under any discretionary employee share scheme otherwise than in respect of an award.

Shares in Shire Biopharmaceuticals Holdings or in Shire Pharmaceuticals Group issued or treasury shares reissued under share plans of Shire Biopharmaceuticals Holdings or Shire Pharmaceuticals Group count towards the limits set out in Rule 14.4 as if they were shares in the Company.

14.5	Life of Plan

No PSA Awards may be granted more than 10 years after shareholders of the Company approve Part B of the Plan.

15.	NOTICES

15.1	To Eligible Employees and Participants

(A)
Any notice or document to be given any Eligible Employee or Participant may be given through normal internal communications or by personal delivery or by sending it by ordinary post to the individual’s last known address or by e-mail or other electronic transmission.

(B)	Where a notice or document is sent by post it shall be deemed to have been received 72 hours after it was put into the post properly addressed and stamped.

(C)
All notices and documents sent by post will be sent at the risk of the Eligible Employee or Participant concerned. Neither the Company nor any of its Subsidiaries nor the Trustee shall have any liability whatsoever to any Eligible Employee or Participant in respect of any notice or document sent, nor shall the Company or any of its Subsidiaries or the Trustee be concerned to see that any Eligible Employee or Participant actually receives it.

15.2	To the Company

Any notice or document given by an Eligible Employee or a Participant to the Company or the Committee shall be delivered or sent to the Company at its registered office, marked for the attention of the Company Secretary (or at such other place or places as the Committee may from time to time determine and notify to Eligible Employees and Participants) and be effective upon receipt. Notices may be sent by e-mail or other electronic transmission to such address as the Company may from time to time specify.

15.3	To the Trustee

Any notice or document given by an Eligible Employee or a Participant to the Trustee shall be delivered or sent to the Trustee, care of the Company at its registered office (or at such other place or places as the Trustee may from time to time determine and notify to Eligible Employees and Participants), and be effective upon receipt.

SCHEDULE - PERFORMANCE TARGET

The following is a general description of the Performance Targets referred to in Rule 3.

(a)
The Performance Targets will be based on Non GAAP EBITDA and adjusted return on invested capital (“ROIC”), as computed by the Company, using information derived from the Company’s audited accounts and adjusted to ensure a consistent and equitable basis of measurement, as approved by the Remuneration Committee, including the add back of significant one time items.

(b)
Where the Performance Target is imposed the PSA Award will be split between a base award (being one quarter of the total award made) and a performance award. Multiples of the base award will vest at the end of the performance period depending on the achievement of performance against the matrix.

Adjusted ROIC	EBITDA growth (CAGR 2009-2012)
Increase bp p.a.	8%	10%	12%	14%	16%
10	1.0x	1.3x	1.7x	2.1x	2.5x
20	1.3x	1.6x	2.0x	2.4x	2.8x
40	1.6x	1.9x	2.4x	2.7x	3.1x
60	1.9x	2.3x	2.6x	3.1x	3.5x
80	2.2x	2.6x	3.1x	3.6x	4.0x
100	2.5x	3.0x	3.5x	4.0x	4.0x

APPENDIX A - AWARDS TO CANADIAN PARTICIPANTS

1.
Notwithstanding any other provisions of the Rules, any award made on or after 1 February 2008 under Part B of the Rules to any person who is in the year prior to the Date of Grant resident for tax purposes in Canada (a “Canadian Participant”) shall, if and to the extent it has not already vested or lapsed, vest on December 20, of the second calendar year following the year in which the Date of Grant occurred.

2.	Save as provided above, the provisions of the Rules shall apply to awards made to Canadian Participants.